SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

   [X ] Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): February 21, 1999

                         Commission file number 1-12271



                                  CARSON, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                                        06-1428605
(State or other jurisdiction                     (I.R.S. Employer Identification
of incorporation or organization)                 Number)


                     64 Ross Road, Savannah Industrial Park
                             Savannah, Georgia 31405
          (Address, including zip code, of principal executive offices)



        Registrant's telephone number, including area code:(912) 651-3400



Item 5. Other Events.

         On February 21, 1999, Gregory J. Andrews, President and Chief Executive Officer of Carson, Inc., died of apparent natural causes while on a business trip in South Africa. Mr. Andrews joined the Company in July 1998.

         The Executive Committee of the Board of Directors named Malcolm Yesner as Acting CEO, pending a meeting of the full Board. Mr. Yesner also serves as President of the Company's international operations and as CEO of Carson Holdings Limited, the Company's South African subsidiary.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

               Not applicable.

         (b) Pro Forma Financial Information.

               Not applicable.

         (c) Exhibits

         99.1 Press Release dated February 22, 1999 announcing the death of Gregory J. Andrews and appointment of Malcolm Yesner as Acting CEO.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARSON, INC.






                                                         Date: February 23, 1999
/s/Robert W. Pierce
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial Officer)